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                                                                    Exhibit 99
                     BARNETT AUTO TRUST 1997-A

                    5.6544% ASSET BACKED NOTES
                      5.92% ASSET BACKED NOTES
                      6.03% ASSET BACKED NOTES
                      6.18% ASSET BACKED NOTES
                      6.26% ASSET BACKED NOTES
                      6.38% ASSET BACKED NOTES

Distribution Date:							05/15/98
Collection Period:							04/01/98	-	04/30/98

Under the Sale and Servicing Agreement dated as of September 18, 1997 among
Barnett Dealer	Financial Servies, Inc. (or "BDFS"), as servicer and seller
(the "Servicer"), Barnett Auto Trust 1997-A,	as issuer (the "Trust"), and
BDFS., as sponsor, the Servicer is required certain information each	month
regarding current distributions to the Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.	Information Regarding the Current Monthly Distribution

	1.	Class A-1 Notes

		a.	The aggregate amount of the distribution with respect
         to the Notes					                                  					$3,977,717.37

		b.	The amount of the distribution set forth in paragraph
         A1a above in respect of interest	on the Notes.						   				$18,655.10

		c.	The amount of the distribution set forth in paragraph
         A1a above in respect of principal	of the Notes.				 				$3,959,062.27

		d.	The amount of the distribution set forth in paragraph
         A1a payable out of amounts	withdrawn from the
         Reserve Account with respect to the Notes.							            			$0.00

		e.	The amount of the distribution set forth in paragraph
         A1a above, per $1,000 Note.						                     				$36.3926566

		f.	The amount of the distribution set forth in paragraph
         A1b above, per $1,000 Note.	                      									$0.1706780

		g.	The amount of the distribution set forth in paragraph
         A1c above, per $1,000 Note.			                     							$36.2219786

		h.	The amount of the distribution set forth in paragraph
         A1d above, per $1,000 Note.			                      							$0.0000000

	2.	Class A-2 Notes


		a.	The aggregate amount of the distribution with respect
         to the Notes		                                 								$11,827,521.94

		b.	The amount of the distribution set forth in paragraph
         A2a above in respect of interest	on the Notes.				  						$764,666.67

		c.	The amount of the distribution set forth in paragraph
         A2a above in respect of principal	of the Notes.	 						$11,062,855.27

		d.	The amount of the distribution set forth in paragraph
         A2a payable out of amounts	withdrawn from the
         Reserve Account with respect to the Notes.	            									$0.00

		e.	The amount of the distribution set forth in paragraph
         A2a above, per $1,000 Note.			                     							$76.3065931

		f.	The amount of the distribution set forth in paragraph
         A2b above, per $1,000 Note.							                      			$4.9333333

		g.	The amount of the distribution set forth in paragraph
         A2c above, per $1,000 Note.					                     					$71.3732597

		h.	The amount of the distribution set forth in paragraph
         A2d above, per $1,000 Note.					                      					$0.0000000

	3.	Class A-3 Notes


		a.	The aggregate amount of the distribution with respect
         to the Notes			                                    							$854,250.00

		b.	The amount of the distribution set forth in paragraph
         A3a above in respect of interest	on the Notes.						  				$854,250.00

		c.	The amount of the distribution set forth in paragraph
         A3a above in respect of principal	of the Notes.							       			$0.00


		d.	The amount of the distribution set forth in paragraph
         A3a payable out of amounts withdrawn from the
         Reserve Account with respect to the Notes.					            					$0.00

		e.	The amount of the distribution set forth in paragraph
         A3a above, per $1,000 Note.							                      			$5.0250000

		f.	The amount of the distribution set forth in paragraph
         A3b above, per $1,000 Note.							                      			$5.0250000

		g.	The amount of the distribution set forth in paragraph
         A3c above, per $1,000 Note.			                      							$0.0000000

		h.	The amount of the distribution set forth in paragraph
         A3d above, per $1,000 Note.			                      							$0.0000000

	4.	Class A-4 Notes


		a.	The aggregate amount of the distribution with respect
         to the Notes				                                    						$463,500.00

		b.	The amount of the distribution set forth in paragraph
         A4a above in respect of interest on the Notes.		  								$463,500.00

		c.	The amount of the distribution set forth in paragraph
         A4a above in respect of principal	of the Notes.						       				$0.00


		d.	The amount of the distribution set forth in paragraph
         A4a payable out of amounts	withdrawn from the
         Reserve Account with respect to the Notes.			            							$0.00

		e.	The amount of the distribution set forth in paragraph
         A4a above, per $1,000 Note.						                      				$5.1500000

		f.	The amount of the distribution set forth in paragraph
         A4b above, per $1,000 Note.						                      				$5.1500000

		g.	The amount of the distribution set forth in paragraph
         A4c above, per $1,000 Note.							                      			$0.0000000

		h.	The amount of the distribution set forth in paragraph
         A4d above, per $1,000 Note.							                      			$0.0000000

	5.	Class A-5 Notes


		a.	The aggregate amount of the distribution with respect
         to the Notes		                                    								$217,514.13

		b.	The amount of the distribution set forth in paragraph
         A5a above in respect of interest	on the Notes.						  				$217,514.13

		c.	The amount of the distribution set forth in paragraph
         A5a above in respect of principal	of the Notes.					       					$0.00


		d.	The amount of the distribution set forth in paragraph
         A5a payable out of amounts	withdrawn from the
         Reserve Account with respect to the Notes.						            				$0.00

		e.	The amount of the distribution set forth in paragraph
         A5a above, per $1,000 Note.								                      		$5.2166666

		f.	The amount of the distribution set forth in paragraph
         A5b above, per $1,000 Note.						                      				$5.2166666

		g.	The amount of the distribution set forth in paragraph
         A5c above, per $1,000 Note.						                      				$0.0000000

		h.	The amount of the distribution set forth in paragraph
         A5d above, per $1,000 Note.						                      				$0.0000000

	6.	Class B Notes

		a.	The aggregate amount of the distribution with respect
         to the Notes						                                    				$192,081.81

		b.	The amount of the distribution set forth in paragraph
         A6a above in respect of interest	on the Notes.						  				$192,081.81

		c.	The amount of the distribution set forth in paragraph
         A6a above in respect of principal	of the Notes.					       					$0.00


		d.	The amount of the distribution set forth in paragraph
         A6a payable out of amounts withdrawn from the
         Reserve Account with respect to the Notes.							            			$0.00

		e.	The amount of the distribution set forth in paragraph
         A6a above, per $1,000 Note.						                      				$5.3166667

		f.	The amount of the distribution set forth in paragraph
         A6b above, per $1,000 Note.							                      			$5.3166667

		g.	The amount of the distribution set forth in paragraph
         A6c above, per $1,000 Note.						                      				$0.0000000

		h.	The amount of the distribution set forth in paragraph
         A6d above, per $1,000 Note.					                      					$0.0000000

	7.	Certificates

		a.	The aggregate amount of the distribution with respect
         to the Certificates						                           				$2,150,415.41

		b.	The amount of the distribution set forth in paragraph
         A7a payable out of amounts	withdrawn from the
         Reserve Account with respect to the Certificates.					 	$2,150,415.41


B.	Information Regarding the Performance of the Trust

		1.	Pool Balance and Note Principal Balance.

			a.	The Pool Balance at the close of business on the last
          day of the Collection Period.						               			$481,761,385.37

			b.	The Class A-1 Note Pool Balance after giving effect
          to payments allocated to principal as	set forth
          in paragraph A1c.					                                   				($0.00)

			c.	The Class A-1 Note Pool Factor after giving affect
          to the payments set forth in	paragraph A1c.					      				0.0000000%

			d.	The Class A-2 Note Pool Balance after giving effect
          to payments allocated to principal as	set forth
          in paragraph A2c.						                           			$143,937,144.93

			e.	The Class A-2 Note Pool Factor after giving affect
          to the payments set forth in	paragraph A2c.					     				92.8626740%

			f.	The Class A-3 Note Pool Balance after giving effect
          to payments allocated to principal as	set forth
          in paragraph A3c.					                           				$170,000,000.22

			g.	The Class A-3 Note Pool Factor after giving affect
          to the payments set forth in	paragraph A3c.		    							100.0000000%

			h.	The Class A-4 Note Pool Balance after giving effect
          to payments allocated to principal as	set forth
          in paragraph A4c.					                            				$90,000,000.11

			i.	The Class A-4 Note Pool Factor after giving affect
          to the payments set forth in	paragraph A4c.					    				100.0000000%

			j.	The Class A-5 Note Pool Balance after giving effect
          to payments allocated to principal as	set forth
          in paragraph A5c.						                            			$41,696,000.06

			k.	The Class A-5 Note Pool Factor after giving affect
          to the payments set forth in paragraph A5c.					    				100.0000000%

			l.	The Class B Note Pool Balance after giving effect
          to payments allocated to principal as	set forth
          in paragraph A6c.					                            				$36,128,240.05

			m.	The Class B Note Pool Factor after giving affect
          to the payments set forth in	paragraph A6c.					    				100.0000000%

			n.	The aggregate Purchase Amount for all Receivables
          that were repurchased in the Collection Period.					       				$0.00

			o.	The aggregate Payahead Balance on such
          Distribution Date.						                            			$1,448,463.97

			p.	The change in the Payahead Balance from the
          preceding Distribution Date.							                    		$259,674.14

			q.	The aggregate Advance Balance on such
          Distribution Date.						                            			$2,003,408.18

			r.	The change in the Advance Balance from the
          preceding Distribution Date.					                     				$33,216.38

			s.	Total Collections by the Servicer.					               				$19,513,512.75

			t.	All amounts received by the Trust from the Servicer.			 		$19,546,729.13

		2.	Servicing

				a.	The aggregate amount of the Servicing Fee paid
           to the Servicer with respect	to the
           preceding Collection Period.	                    							$413,986.09

		3.	Payment Shortfalls


				a.	The amount of the Class A Noteholders' Interest
           Carryover Shortfall after giving effect	to
           the payments set forth in paragraph A1b above
           with respect to the Notes.				                            				$0.00

				b.	The amount of the Class A Noteholders' Interest
           Carryover Shortfalls set forth in	paragraph
           B3a above per $1,000 interest with respect to
           the Class A Notes.				                                    				$0.00

				c.	The amount of the Class B Noteholders' Interest
           Carryover Shortfall after giving effect to
           the payments set forth in paragraph A1b above
           with respect to the Notes.				                            				$0.00

				d.	The amount of the Class B Noteholders' Interest
           Carryover Shortfalls set forth in	paragraph
           B3a above per $1,000 interest with respect to
           the Class B Notes.						                                    		$0.00

				e.	The amount of the Class A Noteholders' Principal
           Carryover Shortfall after giving effect	to
           the payments set forth in paragraph A1b above
           with respect to the Notes.			                            					$0.00

				f.	The amount of the Class A Noteholders' Principal
           Carryover Shortfalls set forth in	paragraph
           B3a above per $1,000 Principal with respect
           to the Class A Notes.		                                 						$0.00

				g.	The amount of the Class B Noteholders' Principal
           Carryover Shortfall after giving effect	to
     			   the payments set forth in paragraph A1b above
           with respect to the Notes.				                            				$0.00

				h.	The amount of the Class B Noteholders' Principal
       Carryover Shortfalls set forth in	paragraph B3a
       above per $1,000 Principal with respect to the
       Class B Notes.					                                            			$0.00

		4.	Losses and Delinquencies


				a.	The aggregate amount scheduled to be paid, including
           unearned finance and	other charges, for which
           Obligors are delinquent 60 days or more.				      				$2,313,342.22

				b.	The amount of the aggregate Realized Losses for such
           Collection Period.							                              	$582,890.52

				c.	Cumulative Realized Losses from the Closing Date,
           including Realized Losses	for such Collection
           Period.				                                       				$2,816,078.98

				d.	Recoveries, if any, for such Collection Period.					      			$10,853.67

		5.	Reserve Account


				a.	The Reserve Account balance as of the last day
           of the preceding Collection	Period,
           including earnings.				                          				$24,946,547.01

				b.	Earnings included in above balance.					                 			$107,381.86

				c.	Transfer to Reserve Account from Collection Account
           on Distribution Date.				                         				$1,291,937.67

				d.	Payments to the Certificateholders					              			($2,150,415.41)

				e.	The Reserve Account balance as of the Distribution
           Date set forth above	after giving effect to the
           distribution in respect of principal made on
           such	Distribution Date.			                       				$24,088,069.27

		6.	Delinquency

				a.	Percentage of principal balance of Receivables
           delinquent 31 to 60 days.			                             					0.74%

				b.	Percentage of principal balance of Receivables
          delinquent 61 to 90 days.				                              				0.33%

				c.	Percentage of principal balance of Receivables
          delinquent over 90 days.					                               			0.13%

		7.	WAC/WAM

				a.	Weighted Average Coupon of Receivables			                   					12.09%

				b.	Weighted Average Remaining Term of Receivables			            					51.79



                     SCHEDULE OF EXCESS CASH


1.	Total interest collected in collection period									     			$4,799,481.99

2.	 -	Interest on Class A-1 Notes			                      								($18,655.10)

3	  -	Interest on Class A-2 Notes                     											($764,666.67)

4.	 -	Interest on Class A-3 Notes				                     							($854,250.00)

5.	 -	Interest on Class A-4 Notes				                     							($463,500.00)

6.	 -	Interest on Class A-5 Notes			                     								($217,514.13)

7.	 -	Interest on Class B Notes			                       								($192,081.81)

8.	 -	Losses			                                          								($582,890.52)

9.	 +	Late Charges/Extensions Fees Collected             											$48,545.98

10.	-	Servicer Fee (including Late Charges)           											($462,532.07)
                                                             -----------------
Total Excess Yield					                                  								$1,291,937.67
														                                               =================

                SCHEDULE OF ALLOCATION OF COLLECTION ACCOUNT


		Total Cash Deposited to Collection Account # 77084381				 				$19,513,512.75

		Servicer Advances on Receivables from Barnett Deposited
      to Collection Account # 77084381						                   					$33,216.38

		Payaheads transfer to Payahead Account # 77084384						    				($259,674.14)

		Class A-1 Notes
			Interest Distribution Amount - A(1)b			 				($18,655.10)
			Principal Distribution Amount - A(1)c		 	($3,959,062.27)	 		($3,977,717.37)

		Class A-2 Notes
			Interest Distribution Amount - A(2)b	  				($764,666.67)
			Principal Distribution Amount - A(2)c 		($11,062,855.27)			($11,827,521.94)

		Class A-3 Notes
			Interest Distribution Amount - A(3)b							($854,250.00)
			Principal Distribution Amount - A(3)c						      	$0.00    			($854,250.00)

		Class A-4 Notes
			Interest Distribution Amount - A(4)b	     	($463,500.00)
			Principal Distribution Amount - A(4)c             $0.00     		($463,500.00)

		Class A-5 Notes
			Interest Distribution Amount - A(5)b	     	($217,514.13)
			Principal Distribution Amount - A(5)c             $0.00	      ($217,514.13)

		Class B Notes
			Interest Distribution Amount - A(6)b	      ($192,081.81)
			Principal Distribution Amount - A(6)c	           	$0.00       ($192,081.81)


		Servicer fee and late charges to BDFS per Note B(2) (a) 							($462,532.07)

		Excess Cash transfer to Reserve Account # 77084383				  					($1,291,937.67)
                                                             -----------------
		Balance		                                                     									$0.00
                                                             =================

                SCHEDULE OF ALLOCATION OF RESERVE ACCOUNT


		Beginning Balance				                                      			$24,839,165.15

		Additions to Reserve Account	                              				$1,399,319.53

		Excess Yield to Certificateholders		                      			($2,150,415.41)
                                                             -----------------
		Ending Balance			                                       						$24,088,069.27
                                                             =================

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